SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]   Preliminary Proxy Statement            [_]  Confidential, for Use of the Commission Only
[X]   Definitive Proxy Statement                  (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Harleysville Savings Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:______________________________________________________________

     (2) Aggregate number of securities to which transaction applies:______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________________________

     (4)  Proposed maximum aggregate value of
          transaction:__________________________________________________________

     (5)  Total fee
          paid:_________________________________________________________________


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously
          paid:_________________________________________________________________

     (2) Form, schedule or registration statement no.:__________________________________________________________________


     (3)  Filing
          party:________________________________________________________________


     (4)  Date
          filed:________________________________________________________________

             [Harleysville Savings Financial Corporation Letterhead]


                                                               December 17, 2004



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Harleysville Savings Financial Corporation, the holding company for Harleysville Savings Bank. The meeting will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 26, 2005 at 9:30 a.m., local time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

     It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Harleysville Savings Financial Corporation is sincerely appreciated.

                               Sincerely,


                               /s/Edward J. Molnar

                               Edward J. Molnar
                               Chairman and Chief
                               Executive Officer

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
                                 271 Main Street
                        Harleysville, Pennsylvania 19438
                                 (215) 256-8828
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 26, 2005
                              --------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harleysville Savings Financial Corporation (the "Company") will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 26, 2005 at 9:30 a. m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

     (1) To elect three (3) directors for a three-year term and one (1) director for a one-year term and in each case until their successors are elected and qualified;

     (2) To ratify the appointment of Deloitte & Touche as the Company's independent auditors for the year ending September 30, 2005; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The board of directors has fixed December 3, 2004 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

                                             By Order of the Board of Directors

                                             /s/ Marian Bickerstaff

                                             Marian Bickerstaff
                                             Senior Vice President and Secretary

Harleysville, Pennsylvania
December 17, 2004

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 26, 2005


     This Proxy Statement is furnished to holders of common stock, $.01 par value per share, of Harleysville Savings Financial Corporation (the "Company"), the bank holding company for Harleysville Savings Bank (the "Bank"). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 26, 2005 at 9:30 a.m., local time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about December 17, 2004.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the secretary of the Company written notice thereof (Marian Bickerstaff, Senior Vice President and Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only stockholders of record of the Company at the close of business on December 3, 2004 are entitled to notice of and to vote at the annual meeting and at any adjournment thereof. On the record date, there were approximately 2,299,127 shares of common stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the annual meeting.

     The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. The persons receiving the greatest number of votes of the common stock in each class, up to the number of directors to be elected in each class, will be elected as directors. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

     Abstentions will be counted for purposes of determining the presence of a quorum at the annual meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company's independent auditors. Under rules applicable to broker-dealers, all of the proposals for consideration at the annual meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the annual meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

     The articles of incorporation of the Company provide that the board of directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and each director whose term continues, including his or her tenure as a director of the Company.

          Nominees for Director for a Three-Year Term Expiring in 2008


                                        Principal Occupation During                    Director
         Name             Age               the Past Five Years                        Since(1)
-----------------------   ---   ------------------------------------------------       --------

Philip A. Clemens         55    Mr.  Clemens is  Chairman  and Chief  Executive        1987
                                Officer of the Clemens  Family  Corporation,  a
                                meat  processing  company  located in Hatfield,
                                Pennsylvania.

Edward J. Molnar          64    Mr.   Molnar  has   served  as  the   Company's        1968
                                Chairman  and  Chief  Executive  Officer  since
                                February 2000 and President  from February 2000
                                until   November  2002.  Mr.  Molnar  has  also
                                served as the Bank's  Chief  Executive  Officer
                                since 1967 and the Bank's  President  from 1976
                                to November  2002.  Mr.  Molnar joined the Bank
                                in 1967.

Charlotte A. Hunsberger   36    Ms.  Hunsberger is a partner in the law firm of        --
                                Souder,  Bricker,  Maza,  Landis &  Hunsberger,
                                located in Souderton, Pennsylvania.

            Nominee for Director for a One-Year Term Expiring in 2006

                                        Principal Occupation During                    Director
         Name             Age               the Past Five Years                        Since(1)
-----------------------   ---   ------------------------------------------------       --------

James L. Rittenhouse      43    Mr.   Rittenhouse   is  a   certified   public         --
                                accountant  and  a  shareholder  in  the  firm
                                Detweiler,   Hershey   &   Associates,   P.C.,
                                located in Souderton, Pennsylvania


             The Board of Directors Recommends a Vote FOR Election
                         of the Nominees for Director.

Members of the Board of Directors Continuing in Office

                      Directors With Terms Expiring in 2006

                                        Principal Occupation During                    Director
         Name             Age               the Past Five Years                        Since(1)
-----------------------   ---   ------------------------------------------------       --------

David J. Friesen          61      Mr. Friesen is a certified public  accountant          1987
                                  and  Director  of  Development  at Penn  View
                                  Christian   School   located  in   Souderton,
                                  Pennsylvania.

George W. Meschter        52      Mr.  Meschter  is the  President  of Meschter          1981
                                  Insurance Group, an insurance agency
                                  located in Collegeville,
                                  Pennsylvania.

                      Directors With Terms Expiring in 2007

                                        Principal Occupation During                    Director
         Name             Age               the Past Five Years                        Since(1)
-----------------------   ---   ------------------------------------------------       --------

Sanford L. Alderfef       52      Mr.   Alderfer  is   President   of  Alderfer          2001
                                  Auction   Company,   located   in   Hatfield,
                                  Pennsylvania.

Mark R. Cummins           48      Mr.  Cummins  is  Executive  Vice  President,          1995
                                  Chief  Investment  Officer and  Treasurer  of
                                  Harleysville  Insurance  Companies located in
                                  Harleysville, Pennsylvania.

Ronald B. Geib            50      Mr.  Geib has  served  as the  President  and          2001
                                  the  Bank  since   November  2002.  Mr.  Geib
                                  previously served as the Company's  Executive
                                  Vice  President and Chief  Operating  Officer
                                  from 1999 to November  2002 and as the Bank's
                                  Executive Vice President and Chief  Operating
                                  Officer  from   September  1999  to  November
                                  2002.  Mr. Geib  served as the Bank's  Senior
                                  Vice   President,    Treasurer,   and   Chief
                                  Financial  Officer  from  1980 to  1999.  Mr.
                                  Geib joined the Bank in 1976.

-------------

     (1)  Includes service as a director of the Bank.

Stockholder Nominations

     Article III, Section 3.12 of the Company's bylaws governs nominations for election to the board and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

     Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the annual meeting.

The Board of Directors and Its Committees

     Regular meetings of the board of directors of the Company and the Bank are typically held on a monthly basis and special meetings of the board of directors are held from time-to-time as needed. There were 13 meetings of the board of directors of the Company held during fiscal 2004. No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings of committees of the board on which the director served during the year.

     The board of directors of the Company has established various committees, including Audit, Human Resources and Nominating and Corporate Governance Committees.

     The Human Resources Committee, which met four times during fiscal 2004, reviews the Company's compensation programs and recommends salary and benefits for the Company's employees. The members of the committee are currently Messrs. Alderfer, Clemens and Meschter.

     The Nominating and Corporate Governance Committee, which met one time during fiscal 2004 with respect to nominations for directors for the annual meeting, advises the board of directors with respect to nominations of directors and recommends candidates to the board of directors as nominees for election, reviews existing corporate governance documents and establishes corporate governance principles for the Company, reviews nominations for director submitted by stockholders pursuant to the Company's bylaws and identifies and recommends to the board the selection of qualified individuals to serve as officers of the Company. The members of the Nominating Committee are Messrs. Barndt, Friesen and Meschter. Each of these persons is independent within the meaning of the rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted in November 2004, a copy of which is attached to this Proxy Statement as Appendix A.

     The Nominating and Corporate Governance Committee considers candidates for director suggested by its members and other directors, as well as management and stockholders. The Nominating and Corporate Governance Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the board should submit in writing the name and qualifications, including place of principal residence and place of employment, of such persons to the Nominating and Corporate Governance Committee no later than July 31st of any year. Submissions shall be made sent to the Nominating and Corporate Governance Committee, Harleysville Savings Financial Corporation,
Corporate Secretary, 271 Main Street, Harleysville, Pennsylvania 19438. The Nominating and Corporate Governance Committee also considers whether to nominate any person nominated pursuant to the provision of the Company's articles of incorporation relating to stockholder nominations, which is described above under "-Stockholder Nominations." The Nominating and Corporate Governance Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

     The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

The charter of the Nominating and Corporate Governance Committee also provides that a director should have:

     o a solid understanding of general management best practices and their application;

     o    a history of making good business decisions;

     o the ability to read a balance sheet, income statement, cash flow statement and understand the use of financial ratios and other indicators for evaluating Company performance;

     o the ability and the time to perform during periods of both short-term and prolonged crises;

     o an understanding of what it takes to attract, motivate and energize a high-performance leadership team;

     o an understanding of the importance of the strategic planning process in creating a competitive advantage through strategy;

     o a good reputation for high ethical standards and integrity in their personal and professional dealings;

     o mature confidence and value board and team performance over individual performance; respects others, is open to the opinions of others, has good listening skills, is confident enough to ask tough questions, and can communicate persuasively;

     o a history of high performance standards as reflected in the person's history of achievements;

     o high intelligence, exhibit wisdom and will be expected to exercise prudence and care in carrying out the responsibilities of the position; and

     o    no existing or potential conflict of interest situation.

In addition, a director must be:

     o a citizen of the United States of America and shall have his or her primary residence and place of employment within the Bank's market area;

     o a person who has a reputation for being trusted with confidential information; and

     o a person who will faithfully attend board meetings, committee meetings and the annual meeting of the shareholders and takes the time to prepare for meaningful discussion.

     Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

     The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the Company's independent auditors the systems of internal control, monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the board of directors. The Audit Committee met five times in fiscal 2004. Messrs. Cummins, Friesen and Barndt served on the Audit Committee in fiscal 2004. The members the Audit Committee are independent as defined in the listing standards of the Nasdaq Stock Market.

     The board of directors has determined that Messrs. Friesen and Cummins, members of the Audit Committee, meet the requirements recently adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

     The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the Audit Committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of
Section 11 of the Securities Act of 1933.

     The board of directors adopted an updated Audit Committee Charter in November 2004, a copy of which is attached to this Proxy Statement as Appendix B.

Relationship with Independent Auditors

     The Audit Committee of the board of directors appointed Deloitte & Touche as the independent auditors to audit the Company's financial statements for the year ending September 30, 2005. The Audit Committee considered the compatibility of the non-audit services provided to the Company by Deloitte & Touche in fiscal 2004 described below on the independence of Deloitte & Touche from the Company in evaluating whether to appoint Deloitte & Touche to perform the audit of the Company's financial statements for the year ending September 30, 2005.

     The following table sets forth the aggregate fees paid by us to Deloitte & Touche for professional services rendered by Deloitte & Touche in connection with the audit of the Company's consolidated financial statements for fiscal 2004 and 2003, as well as the fees paid by us to Deloitte & Touche for audit-related services, tax services and all other services rendered by Deloitte & Touche to us during fiscal 2004 and 2003.

                                     Fiscal Year Ended September 30,
                                    ----------------------------------
                                      2004                      2003
                                    --------                  --------
Audit fees (1) ...............      $125,000                  $104,000
Audit-related fees............            --                        --
Tax fees (2) .................        19,775                    23,977
All other fees ...............            --                        --
                                    --------                  --------
    Total ....................      $144,775                  $127,977
                                    ========                  ========
----------

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements, reporting on management's assertion regarding the effectiveness of internal controls in accordance with FDICIA, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.
(2) Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

     The Audit Committee selects the Company's independent auditors and pre-approves all audit services to be provided by the independent auditors to the Company. The Audit Committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent auditors in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. Pursuant to its policy, the Audit Committee pre-approves certain audit-related services and certain tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

     During the year ended September 30, 2004, each new engagement of Deloitte & Touche was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules for auditor independence.

Report of the Audit Committee

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees". The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission.

                                                  Paul W. Barndt
                                                  Mark R. Cummins
                                                  David J. Friesen

Executive Officers Who Are Not Directors

     The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors or nominees.


                                          Position(s) with the Company and Principal Occupation
         Name              Age                          During the Past Five Years
------------------ -------------------- ----------------------------------------------------------

Marian Bickerstaff         54           Mrs.  Bickerstaff  has served as the  Company's  Secretary since January 2001,  the Company's  Senior Vice  President since  February  2000,  the Bank's  Senior Vice  President since  September  1999  and as the  Bank's  Chief  Lending
                                        Officer since 1985.  Mrs.  Bickerstaff  was Vice President of the Bank from  1985 to 1999.  Mrs.  Bickerstaff  joined the Bank in 1975.

Brendan J. McGill          36           Mr.  McGill  has  served  as  the  Company's  Senior  Vice
                                        President,  Treasurer  and Chief  Financial  Officer since
                                        February  2000 and  joined the Bank in  September  1999 as
                                        Senior  Vice  President,   Chief  Financial   Officer  and
                                        Treasurer.  Prior thereto,  Mr. McGill was an auditor with the accounting firm of Deloitte & Touche,  specializing in financial institutions.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended September 30, 2004, all Section
16(a) filing requirements applicable to its executive officers and directors were met.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director and nominee for director of the Company,
(iii) certain named executive officers of the Company, and (iv) all directors, nominees for director and executive officers of the Company as a group.



                                          Amount and Nature
       Name of Beneficial                   of Beneficial
       Owner or Number of                  Ownership as of           Percent of
        Persons in Group                December 3, 2004(1)(2)      Common Stock
       ------------------               ----------------------      ------------

Harleysville Savings Financial                 215,517 (3)              9.4%
  Corporation Employee Stock
  Ownership Pension Plan
  271 Main Street
  Harleysville, Pennsylvania 19438

First Manhattan Company                        154,813 (4)              6.7%
  437 Madison Avenue
  New York, New York 10022


Directors:
  Sanford L. Alderfer                            7,378 (5)(6)           *
  Paul W. Barndt                                19,011 (7)              *
  Philip A. Clemens                             21,567 (6)(8)           *
  Mark R. Cummins                               82,124 (9)              3.6
  David J. Friesen                              38,565 (10)             1.7
  Ronald B. Geib                                66,891 (11)             2.9
  George W. Meschter                            34,162 (6)(12)          1.5
  Edward J. Molnar                             128,148 (13)             5.5

Nominees for Director:
  Charlotte A. Hunsberger                          684                  *
  James L. Rittenhouse                             200                  *

Named Executive Officers:
  Marian Bickerstaff                            75,200 (14)             3.3
  Brendan J. McGill                             17,153 (15)             *

All directors and executive                    490,199 (16)            20.7
  officers as a group (10 persons)

------------------------

*Less than 1% of the outstanding common stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3) Includes 212,060 shares held in the Company's Employee Stock Ownership Pension Plan ("ESOP") for the account of employees who may direct the voting of such shares, and 3,457 shares which are unallocated to participants in the plan.

(4) Pursuant to filings under the Exchange Act, includes 139,213 shares which First Manhattan Company has sole voting and dispositive power, 4,000 shares which it has shared voting and dispositive power and 11,600 shares which it has shared dispositive and no voting power.

(5) Includes 1,462 shares held jointly with Mr. Alderfer's wife, and 4,666 shares held in the Sanford Alderfer Auction Company, Inc. Profit Sharing Plan, which Mr. Alderfer is a trustee. Also includes 1,250 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(6) Does not include 226,346 shares held in the ESOP as to which Messrs. Alderfer, Clemens and Meschter serve as trustees and disclaim beneficial ownership.

(7) Includes 17,511 shares held jointly with Mr. Barndt's wife, and 1,500 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(8) Includes 4,455 shares held by Mr. Clemens' wife and 4,054 shares held by Mr. Clemens' daughters.

(9) Includes 2,000 shares held jointly with Mr. Cummins' wife and 74,249 shares owned by the Harleysville Insurance Companies of which Mr. Cummins is the Executive Vice President, Chief Investment Officer and Treasurer, and as such, Mr. Cummins has the power to direct the voting and disposition of these shares. Mr. Cummins disclaims beneficial ownership of the 74,249 shares. Also includes 5,875 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(10) Includes 15,369 held jointly with Mr. Friesen's wife, 4,164 shares held solely by Mr. Friesen's wife and 2,250 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(11) Includes 40,244 shares held by Mr. Geib under the ESOP, 1,500 shares held by Mr. Geib's wife, 847 shares held by Mr. Geib's children, and 14,412 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(12) Includes 6,739 shares owned by Meschter Insurance Group of which Mr. Meschter is President, 4,584 shares held in a trust which Mr. Meschter is trustee, 2,401 shares held by Mr. Meschter's son and 3,750 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(13) Includes 62,831 shares held by Mr. Molnar under the ESOP, 47,198 held jointly with Mr. Molnar's wife and 18,119 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(14) Includes 33,873 shares held by Mrs. Bickerstaff under the ESOP, 10,628 shares held jointly with Mrs. Bickerstaff's husband and 10,623 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(15) Includes 478 shares held by Mr. McGill under the ESOP, 550 shares held by Mr. McGill's wife and 13,850 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(16) Includes 71,629 shares subject to outstanding stock options which are exercisable within 60 days of the Voting Record Date, and 137,426 shares held in the ESOP for the account of officers.


                             MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company and the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the only other executive officers of the Company and its subsidiaries whose total compensation during the year ended September 30, 2004 exceeded $100,000.


                                                                                     Long Term
                                                    Annual Compensation             Compensation
                                                    -------------------             ------------
            Name and                                                              Stock                   All Other
       Principal Position               Year       Salary        Bonus(1)         Grants     Options   Compensation(2)
       ------------------               ----       ------        --------         ------     -------   ---------------

Edward J. Molnar                        2004      $224,500      $ 46,440            --         4,400      $ 29,939
  Chairman and Chief                    2003       210,454        44,409            --         4,400        28,803
  Executive Officer                     2002       200,361        46,037            --         2,200        26,807




Ronald B. Geib                          2004       160,395        33,179            --         3,200        24,520
  President and Chief                   2003       145,837        30,773            --         3,000        22,938
  Operating Officer                     2002       132,777        30,508            --         1,500        22,463


Marian Bickerstaff                      2004       118,489        24,510            --         2,400         9,907
  Senior Vice President                 2003       111,061        23,435            --         2,400         9,757
   and Corporate Secretary              2002       105,727        24,293            --         1,200         9,286


Brendan J. McGill                       2004       112,852        23,344            --         2,400         9,052
  Senior  Vice President                2003       101,542        21,427            --         2,200         8,712
  and Chief Financial Officer 2002                  92,285        21,204            --         1,100         7,921


---------------

(1)  Bonus is determined  pursuant to the  Company's  Profit  Sharing  Incentive
     Plan.
(2)  In fiscal 2004,  represents $12,000,  $8,063, $6,420 and $5,666 contributed by the Company pursuant to the ESOP to the accounts. of Messrs. Molnar and Geib, Mrs. Bickerstaff and Mr. McGill, respectively, $6,214, $4,732, $3,487 and $3,386 contributed by the Company under the Harleysville Savings' 401(k) Plan pursuant to the company match of contributions to the accounts of Messrs. Molnar and Geib, Mrs. Bickerstaff and Mr. McGill, respectively, and the payment of $11,725 and $11,725 in directors' fees to Messrs. Molnar and Geib, respectively.

Director's Fees

     Directors of the Bank received a fee of $300 per month, plus $625 for each regular board meeting attended during fiscal 2004. Directors of the Bank, with the exception of Chief Executive Officer Molnar and President Geib, received $280 and the chairman of each committee received $560 for each committee meeting attended during fiscal 2004. In addition, the chairman of the Audit Committee received $840 and each member of the Audit Committee received $560 for each meeting attended in fiscal 2004.

Stock Options

     The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans to the named executive officers during the year ended September 30, 2004.


===================================================================================================================

                                                                                         Potential Realizable Value
                                                                                          at Assumed Annual Rates
                                                                                        of Stock Price Appreciation
                                  Individual Grants                                         for Option Term(4)
-------------------------------------------------------------------------------------------------------------------
                                             % of Total
                                               Options
                              Options        Granted to    Exercise
           Name              Granted(1)     Employees(2)   Price(3)     Expiration Date          5%          10%
-------------------------------------------------------------------------------------------------------------------
Edward J. Molnar               4,400           19.5%        $28.60        01/01/2014          $79,156     $200,552
-------------------------------------------------------------------------------------------------------------------
Ronald B. Geib                 3,200           14.2          28.60        01/01/2014           57,568      145,856
-------------------------------------------------------------------------------------------------------------------
Marian Bickerstaff             2,400           10.8          28.60        01/01/2014           43,176      109,392
-------------------------------------------------------------------------------------------------------------------
Brendan J. McGill              2,400           10.8          28.60        01/01/2014           43,176      109,392
===================================================================================================================

(1)  The options vest and become exercisable in one year from the date of grant.
(2) Percentage of options to purchase common stock granted to all employees during fiscal 2004.
(3) The exercise price was based on the market price of the common stock on the date of grant.
(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $46.59 and $74.18 at compounded rates of return of 5% and 10%, respectively.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended September 30, 2004 and stock options held at September 30, 2004.


===================================================================================================================
                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                AND YEAR END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                                                                 Value of
                         Shares                             Number of                          Unexercised
                       Acquired on   Value                 Unexercised                          Options at
         Name           Exercise    Realized           Options at Year End                     Year End(1)
                                                 ------------------------------------------------------------------
                                                   Exercisable     Unexercisable     Exercisable      Unexercisable
-------------------------------------------------------------------------------------------------------------------
Edward J. Molnar          4,512      $86,590         13,719            4,400           $180,288          $ 660
-------------------------------------------------------------------------------------------------------------------
Ronald B. Geib           10,000      200,950         11,212            3,200            158,521            480
-------------------------------------------------------------------------------------------------------------------
Marian Bickerstaff        4,480       91,280          8,223            2,400            112,672            360
-------------------------------------------------------------------------------------------------------------------
Brendan J. McGill            --           --         11,200            2,650            133,489          4,173
===================================================================================================================

(1) Based on an assumed market price of $28.75 per share of common stock at September 30, 2004. (1)

Human Resource Committee

     The Human Resource Committee of the board of directors determines executive compensation. During fiscal 2004, the members of the committee were Messrs. Clemens, Alderfer and Meschter. No member of the committee is a current or former officer or employee of the Company or the Bank. The report of the committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

Report of the Human Resource Committee

     The Human Resource Committee reviews and approves the annual compensation of the Company's executive officers and other key management personnel. In addition, the Human Resource Committee establishes policies and guidelines for other benefit plans including the award of stock options.

     The members of the Human Resource Committee recognize that the Company must attract, retain and motivate the best people to achieve its business objectives. To do so, it must compensate its executives fairly and competitively in the market in which it competes. The competitive market for executives is primarily financial institutions of a similar asset size. The principal resource used for peer group comparisons is the 2004 Compensation Survey compiled by America's Community Bankers.

     The Human Resource Committee has established three primary components for determining overall executive compensation: base salary compensation, annual incentive compensation, and long-term incentive compensation. Components are measured by both individual performance evaluations and group performance.

Base Salary Compensation

     The Human Resources Committee establishes base salaries for executives of Harleysville Savings by determining that job levels are properly established for comparable job responsibilities. The principal resource used for establishing appropriate job levels within the Company's Salary Administration Program is the 2004 Compensation Survey compiled by America's Community Bankers, a national banking trade organization, which represents almost two thousand financial institutions throughout the United States. Subjective annual performance evaluations are used to determine the appropriate base salary level for each executive officer. An independent Human Resource Committee is responsible for the performance evaluation of the Chief Executive Officer.

     The base salary paid to the Chief Executive Officer in fiscal year 2004 was $224,500 compared to $210,454 in fiscal year 2003. Annual base salary for the other three executive officers of the Company are shown under the Summary Compensation Table. The increase in base salary is commensurate with the Company's compensation objectives and the salary structure of executive compensation is within the competitive range for the industry based upon comparison with financial institutions of similar size.

Annual Incentive Compensation

     The incentive portion of the executive compensation program is designed to align itself with the interests of the stockholders. Prior to the beginning of each fiscal year, the board of directors establishes formal objectives through a Salary Incentive Bonus Plan. The plan is designed to provide cash incentive payments to the Bank's officers and employees when the Bank exceeds certain performance criteria including return on equity goals and meeting certain risk management tests.

     The average bonus earned under the plan in fiscal 2004 by the four executive officers at year-end, including the Chief Executive Officer, was 20.69% of their base salaries. For the four executive officers, payments ranged from $23,344 to $46,440.

Long-Term Incentives

     The Company maintains an incentive plan under which executive officers and other employees may receive grants of stock options to purchase common stock of the Company. The Human Resources Committee believes that stock ownership is a significant incentive toward building stockholder value and aligning the interests of employees with shareholders. The exercise price of options granted is the market value of the common stock on the date of grant. The value of this component of compensation increases as the common stock of the Company appreciates in value. The specific grants for certain named executive officers are reflected in the stock options table under Management Compensation.


                                           Philip A. Clemens
                                           Sanford L. Alderfer
                                           George W. Meschter

Performance Graph

     The following graph compares the yearly cumulative total return on the Company's common stock (or prior to the reorganization of the Bank to the holding company form, the Bank's common stock) over the past five years with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index and (ii) the yearly cumulative total return on the stocks included in the Nasdaq Banks Index (all banks listed on the Nasdaq Stock Market). The cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                          [PERFORMANCE GRAPH OMMITTED]

Table of Cumulative Values

                                 2000         2001        2002        2003         2004
                                 ----         ----        ----        ----         ----
Harleysville Savings          $ 168.84     $ 191.79    $ 228.88    $ 297.43     $ 328.78
Nasdaq Market Index             270.27       359.59      115.75      176.34       187.34
Nasdaq Banks Index              218.18       234.26      280.91      326.88       381.51


Employment Agreements

     The Bank has entered into five-year employment agreements with Messrs. Edward J. Molnar and Ronald B. Geib and Mrs. Marian Bickerstaff. The agreements are extended automatically each year to continue for a five-year term. The agreements with Messrs. Molnar and Geib provide for a current salary of $224,500 and $160,395 respectively. The agreement with Mrs. Bickerstaff provides for a current salary of $118,489.

     The agreements are terminable by the Bank for "just cause" as defined, at any time or in certain events specified by federal regulations. The agreements also provide for severance payments and other benefits, respectively: (i) in the event of involuntary termination of employment in connection with any "change in control" of the Bank, as defined, or (ii) in connection with a voluntary termination of employment where, subsequent to an acquisition of control, officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control.

     "Just cause" is defined as termination for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, willful violation of any law or regulation to be enforced by or the FDIC, or the Department of Banking of the Commonwealth of Pennsylvania ("Department"), willful violation of a final cease-and/or-desist order, willful or intentional breach or neglect by an employee of his duties, persistent negligence or misconduct in the performance of his duties or material breach of any provision of the Agreement, as determined by a court of competent jurisdiction or a federal or state regulatory agency having jurisdiction over the Bank. No act, or failure to act, on an employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Bank; provided that any act or omission to act on an employee's behalf in reliance upon an opinion of counsel to the Bank or counsel to the employee shall not be deemed to be willful. A "change in control" of the Bank is defined as a change in control of a nature that would be required to be reported under federal securities laws; provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person," as defined, other than the Bank or any "person" who on the date in question is a director or officer of the Bank, is or becomes the "beneficial owner," as defined, directly or indirectly, of securities of the Bank representing 25% or more of the combined voting power of the Bank's then outstanding securities, or (B) during any period of two consecutive years during the term of the agreement, individuals who at the beginning of such period constitute the board of directors of the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     In the event of a voluntary or involuntary termination pursuant to a change of control of the Bank, such severance payments would amount to the aggregate of the product of an employee's average base salary over the five-year taxable period preceding the taxable year in which the date of termination occurs (or such lesser amount of time if the employee has not been employed by the Bank for five years at the time of termination) multiplied by 2.99. Such severance payment would be made in a lump sum on or before the fifth day following the date of termination, provided, however, that if the lump sum severance payment either alone or together with the other payments which the employee has the right to receive would constitute an "excess parachute payment" as defined in
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), such lump sum severance payment is required to be reduced to the largest amount as will result in no portion of the lump sum severance payment being an "excess parachute payment." If the employment of Edward J. Molnar, Ronald B. Geib and Marian Bickerstaff had been terminated on September 30, 2004 pursuant to a change in control of the Bank, as defined, Messrs. Molnar and Geib and Mrs. Bickerstaff would have been entitled to receive severance payments amounting to approximately $599,047, $407,849 and $316,037, respectively.

     The agreements also provide that an employee may terminate his or her employment following a change in control for good reason, as defined, which includes a failure by the Bank to comply with any material provision of the agreement or the assignment of the employee subsequent to a change in control of the Bank to duties inconsistent with his or her duties prior to the change in control. In such case, the Bank is required to pay as severance to the employee an amount equal to the product of his or her current annual base salary multiplied by the greater of the number of years remaining in the term of employment or the number 2.99. The agreements do not contain any provision restricting the right to compete against the Bank upon termination of employment. The board of directors may, from time to time, extend employment agreements to other senior executive officers.

Profit Sharing Incentive Plan

     The Company maintains a Profit Sharing Incentive Plan ("Profit Sharing Plan") which is designed to provide cash incentive payments to the Company's officers and employees when the Company exceeds certain performance criteria. All of the Company's employees participate in the Profit Sharing Plan. The Profit Sharing Plan provides that the Company will make allocations to a bonus pool provided three performance criteria are satisfied: (1) the Company's return on total stockholders' equity shall exceed an annualized rate of 10.75 percent (the "Target Return"), (2) the Company's one year gap position under the asset liability management policy may not exceed the guidelines established by the board of directors, and (3) the percentage of the Company's loans which are 60 days or more overdue may not exceed 1.5 percent of its total assets. If these criteria are satisfied, a percentage of the Company's profit in excess of the Target Return is allocated to a bonus pool. The percentage of the Company's profit in excess of the Target Return which is allocated to the bonus pool ranges from 90 percent of the first fifteen basis points by which the Company's profit exceeds the Target Return to five percent of any profit greater than 1.35 percent in excess of the Target Return. Awards from the bonus pool are based on each participant's base earnings as a percentage of the total base earnings of all participants, and a weighing factor which recognizes that the Company's senior management, middle management and other employees have varying levels of responsibility for the Company's overall performance. Incentive payments to Messrs. Molnar, Geib and McGill and Mrs. Bickerstaff, for the year ended September 30, 2004 were $46,440, $33,179, $23,344 and $24,510, respectively, and are reflected in the Summary Compensation Table above. The total amount of incentive payments made to all employees of the Bank employees (100 people) who received payments pursuant to the Profit Sharing Plan for the year ended September 30, 2004, including payments to the Company's four executive officers, was $293,056.

Employee Stock Ownership Pension Plan

     The board of directors of the Company and its stockholders have adopted an Employee Stock Ownership Pension Plan ("ESOP"). The trustees of the ESOP are Messrs. Clemens, Meschter and Alderfer. The trustees also serve as the administrators of the ESOP. The trustees hold, invest, reinvest, manage, administer and distribute the assets of the ESOP for the exclusive benefit of participants, retired participants and their beneficiaries in accordance with the terms of the ESOP and the Employee Stock Ownership Trust ("Trust") established pursuant to the ESOP. All of the assets of the ESOP are held in the Trust, which is managed by the trustees. The ESOP is subject to the participation, vesting, fiduciary responsibility, reporting, and disclosure and claims procedure requirements of ERISA. All officers and employees of the Company who work 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service may participate in the ESOP.

     In general, the ESOP requires the Company to contribute to the Trust in cash each year an amount which is not less than the amount required to enable the Trust to discharge its current obligations. The Company may make additional contributions in cash, shares of the common stock or other property, which shall be valued at its fair market value, as the Company's board of directors may determine.

     Contributions of the Company in cash and other cash received by the Trust will be applied to pay any current obligations of the Trust incurred for the purchase of common stock, or may be applied to purchase additional shares of common stock from current stockholders or from the Company. The investment policy of the ESOP is to invest primarily in common stock of the Company; however, the ESOP permits the investment of contributions to the ESOP into other assets, including certificates of deposit and securities issued by the U.S. government or its agencies.

     The ESOP requires the Company to pay all costs of administering the ESOP and any similar expenses of the trustees, excluding normal brokerage charges which are included in the costs of stock purchased. All shares of common stock which are allocated to participants' stock accounts shall be voted by the trustees in accordance with instructions from the participants. All unallocated shares of common stock held by the Trust or in a suspense account shall be voted by the trustees.

     Participation in the ESOP terminates as of the anniversary date coinciding with or next following a participant's death, disability or retirement. Upon termination of a participant's employment for any reason other than death, disability or retirement, or upon a break in service, the participant shall have vested rights in a portion of his or her stock and investment accounts based upon the participant's years of credited service at his or her date of termination. A participant is fully vested in his stock and investment accounts after three years of plan participation.

     Vested benefits under the ESOP will normally be distributed in a single distribution as soon as possible following a participant's separation from service. Distribution of benefits under the ESOP may be made in cash or in a combination of shares of common stock and cash.

     The Company's contributions to the ESOP are deductible by the Company to the extent provided by the Code and the ESOP will not be subject to federal income tax on its income and gain. A participant will not be taxed on contributions made by the Company or earnings on such contributions until he receives a distribution under the ESOP.

     During fiscal 2004, the Company contributed $159,871 to the Trust which was allocated to participants' accounts according to the terms of the plan. The amounts allocated to executive officers under the ESOP in fiscal 2004 are included in the Summary Compensation Table above.

401(k) Plan

     The Company adopted the Harleysville Savings 401(k) Plan, a deferred salary savings plan, effective January 1, 2000. All officers and employees working 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service, may participate in the 401(k) Plan on an optional basis. Under the plan, participants may defer a portion of their salary by payroll deduction. The Company or its subsidiaries make a matching contribution of 50% of the first 6% of the participant's contribution. All contributions are invested via a plan trust. The Company's matching contributions are vested at 100% after three years of service. All contributions are invested via a plan trust at the direction of the participant among several options, including several different mutual funds. Benefit payments normally are made in connection with a participant's retirement. Under current Internal Revenue Service regulations, the amount contributed to the plan and the earnings on those contributions are not subject to Federal income tax until they are withdrawn from the plan. The amount of the matching contributions by the Company under the 401(k) Plan to the executive officers in fiscal 2004 are included in the Summary Compensation Table above.

Employee Stock Purchase Plan

     The board of directors of the Company and its stockholders have adopted the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which is intended as an incentive to encourage all eligible employees of the Company to acquire stock ownership in the Company through payroll deductions so that they may share in its performance. The Company's stockholders approved adoption of the Purchase Plan at the annual meeting held in January 1996. The Purchase Plan is administered and interpreted by the Human Resources Committee of the board of directors.

     Pursuant to the Purchase Plan, shares of the Company's common stock are offered to employees of the Company in up to two offering periods during which payroll deductions will be accumulated under the Purchase Plan during any calendar year. Any employee of the Company or any parent or subsidiary, including officers whether or not directors of the Company, is eligible to enroll in the Purchase Plan by completing a payroll deduction form provided by the Company. Upon enrollment, an employee shall elect to make contributions to the Purchase Plan by payroll deductions in an aggregate amount not less than 2% nor more than 10% of such employee's total compensation.

     On the first business day of each offering period, the Company grants to each eligible employee who is then a participant in the Purchase Plan an option to purchase on the last business day of such period shares of the common stock at an option price determined by the committee, which shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the shares on the first business day in an offering period, or (b) the fair market value of the shares on the last business day of such offering period.

Indebtedness of Management

     The Bank offers certain loans to its directors, executive officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Directors, executive officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. As of September 30, 2004, three of the Company's directors, nominees for director and executive officers had a loan outstanding in excess of $60,000.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee of the board of directors of the Company has appointed Deloitte & Touche independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

     The Company has been advised by Deloitte & Touche that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche will have one or more representatives at the Annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The board of directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche as independent auditors for fiscal 2005.

              STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 2006, must be received at the principal executive offices of the Company, 271 Main Street, Harleysville, Pennsylvania 19438, Attention: Marian Bickerstaff, Senior Vice President and Secretary, no later than August 19, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than September 18, 2005.

     The board of directors of the Company has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Board of Directors, c/o Marian Bickerstaff, Senior Vice President and Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438.


                                 ANNUAL REPORTS

     A copy of the Company's annual report to Stockholders for the year ended September 30, 2004 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for the year ended September 30, 2004 required to be filed with the Securities and Exchange Commission under the Exchange Act. Such written requests should be directed to Marian Bickerstaff, Senior Vice President and Secretary,
Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A


                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

                 CHARTER OF NOMINATING AND CORPORATE GOVERNANCE
                       COMMITTEE OF THE BOARD OF DIRECTORS

I.   Purpose

     The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Harleysville Savings Financial Corporation (the "Company") to assist the Board in fulfilling its oversight responsibility. The primary duties and responsibilities of the Committee are to:

     o identify and recommend to the full Board the selection of qualified individuals to serve as Board members and recommend to the full Board director nominees for each Annual Meeting of Shareholders;

     o review existing corporate governance documents and establish corporate governance principles applicable to the Company and to govern the conduct of the Board and its members;

     o    review nominations for director submitted by shareholders  pursuant to
          Section 3.12 of the Company's Bylaws; and

     o identify and recommend to the full Board the selection of qualified individuals to serve as officers of the Company annually.

     The Committee has the authority to access any consultant of the Company to aid it in its responsibilities. The Committee has the authority and ability to retain, compensate and terminate, at the Company's expense, any search firm used to identify director candidates as is necessary to undertake its responsibilities.

II.  Organization and Meetings

     The members of the Committee are appointed annually by the Board of Directors of Harleysville Savings Financial Corporation. The members of the Committee shall serve until their successors are duly appointed and qualified by the Board. The Board shall appoint one of the members of the Committee to serve as Committee Chair and the Committee may also appoint a Secretary, who need not be a Director.

     Members of the Committee must meet applicable Nasdaq National Market listing standards and other applicable statutory or regulatory requirements relative to director independence. The Committee shall have three or more directors as determined by the Board, each of whom must be independent, non-employee directors, free from any relationship that would interfere with the exercise of its members' equitable judgment. Non-independent directors may attend Committee meetings and assist the Committee in establishing its meeting agendas. Compensation for service on the Committee will be established by the full Board.

     The Committee shall establish its own schedule for meetings throughout the year. If the Chair is not present, the members of the Committee may designate an acting Chair by a majority vote of those present. The Committee shall meet in executive session at least annually to review the performance of the Board and/or to discuss any other matters that it believes should be discussed without management present and will present a report to the Board with respect to such executive sessions.

     The Committee shall report to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion and to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and shall have the sole authority to approve related fees and retention terms.

III. Goals, Responsibilities and Duties

     The Committee shall establish criteria for the selection of new directors to serve on the Board of Directors.

A.   Recommend Qualified Individuals for Board membership

The Committee shall be responsible for:

     o Reviewing individual qualifications for service of individuals on the full Board;

     o    Recommending to the Board individuals for Board membership;

     o Reviewing shareholder submitted nominees for election of directors at the Annual Meeting of Stockholders; and

     o Recommending to the Board nominees for election of directors at the Annual Meeting of Shareholders.

     In identifying candidates for membership to the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that may qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

     Election to the Board of Directors of a financial institution is considered a high honor with great responsibility. Responsibility runs to the stockholders of the Company, employees, the welfare of the community, and the customers of the Company. A Director should have:

     o a solid understanding of general management best practices and their application.

     o    a history of making good business decisions.

     o the ability to read a balance sheet, income statement, cash flow statement and understand the use of financial ratios and other indicators for evaluating Company performance.

     o the ability and the time to perform during periods of both short-term and prolonged crises.

     o an understanding of what it takes to attract, motivate and energize a high-performance leadership team.

     o an understanding of the importance of the strategic planning process in creating a competitive advantage through strategy.

     o a good reputation for high ethical standards and integrity in their personal and professional dealings.

     o mature confidence and value board and team performance over individual performance; respects others; is open to the opinions of others; have good listening skills; is confident enough to ask tough questions; and can communicate persuasively.

     o a history of high performance standards as reflected in the person's history of achievements.

     o high intelligence, exhibit wisdom and will be expected to exercise prudence and care in carrying out the responsibilities of the position.

     o    no existing or potential conflict of interest situation.

And a Director must be:

     o a citizen of the United States of America and shall have his or her primary residence and place of employment within the Bank's market area.

     o a person who has a reputation for being trusted with confidential information.

     o a person who will faithfully attend board meetings, committee meetings and the annual meeting of the Shareholders and takes the time to prepare for meaningful discussion.


B.   Shareholder-Proposed Nominations

     Shareholders may propose nominees for election by the shareholders for consideration by the Nominating and Corporate Governance Committee upon submitting in writing the names and qualifications, including place of principal residence and place of employment, of such persons to the Committee no later than July 31st of any year. Submissions shall be made to the Nominating and Corporate Governance Committee, Harleysville Savings Financial Corporation, Corporate Secretary, 271 Main Street, Harleysville, PA. 19438.

C.   Expectations of Directors

     A Director shall have a financial interest in Harleysville Savings Financial Corporation by developing a meaningful ownership position in the Company.

     A Director shall not accept an invitation to serve as a director, officer or employee of another financial institution. A Director should advise the Chairman of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve as a director of another public company.

     A Director shall disclose to the other Directors any potential conflict of interest situations and shall refrain from voting or entering into discussions on any matter being considered where a potential conflict of interest situation exists.

     A Director shall preserve the confidential nature of material information given or presented to the Board of Directors.

     A Director shall not serve as a director, officer, employee or consultant of any entity that is in competition with the Company and not misappropriate any opportunity or asset belonging to the Company for his or her direct or indirect benefit.

     A New Director shall participate in an orientation program to familiarize the new director with the Company's strategic plans, its significant financial, accounting and risk management issues, it compliance programs, its Code of Business Conduct and Ethics, its principal officers. The Company encourages Directors to periodically pursue or obtain appropriate programs, sessions or materials as to the responsibilities of directors of publicly owned financial institutions. Management of the Company will provide on going training to directors to meet their responsibility as Directors of a publicly owned financial institution.

     A Director is expected to attend the Annual Meeting of Stockholders, board meetings and committee meetings faithfully.

D.   Reliance In Good Faith

     In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

     o One or more officers or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented.

     o Contributed by counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person.

     o Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

E.   Board Committee Membership and Qualifications

     In connection with the establishment and composition of committees and subcommittees by the Board, the Committee shall:

     o Recommend to the full Board the establishment of Board committees and subcommittees, as necessary, at the Annual Meeting of the Board and at other times during the year, if necessary;

     o Recommend to the full Board the membership and composition of each of the Board committees and subcommittees and recommend removal of any committee member, if necessary; and

     o    Review qualifications of Directors for committee membership.

F.   Develop and Oversee Corporate Governance Principles

     The Committee is responsible for the development and oversight of the Company's corporate governance principles.

     o Develop and annually review corporate governance principles for the overall governance of the Board of the Company and its subsidiaries and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

     o Review the Company's Code of Business Conduct and Ethics Policy annually to ensure that the terms are appropriate and comply with applicable laws, regulations and listing standards.

     o Consider any corporate governance issues that arise from time to time including requests for waivers from the Company's Code of Business Conduct and Ethics Policy and make appropriate recommendations to the Board of Directors.

G.   Other

     The Committee has other duties and responsibilities as follows:

     o Maintain minutes of meetings, which are circulated to the full Board and report to the full Board of Directors on a regular basis.

     o Review the Charter annually and recommend to the Board any proposed changes to this Charter.

     o Oversee the public disclosure of the Charter and any such amendments at the times and in the manner required by the SEC, NASDAQ, or any other regulatory body having authority over the Company.




Date: November 2004
Approved by Board of Directors of
Harleysville Savings Financial Corporation

                                                                      APPENDIX B

                         Harleysville Savings Financial
                        Corporation and its Subsidiaries

                             AUDIT COMMITTEE CHARTER


Purpose

The audit committee is appointed by the Board to assist in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) compliance by the Company with regulatory and legal requirements.

Committee Membership

The audit committee shall consist of at least three members. The members of the audit committee shall meet the independence requirements of the rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market, Inc. To be considered independent, a person may not receive any consulting, advisory, or compensatory fee from the Company or any subsidiary, other than board or committee fees. Also to be considered independent, a person must not be an affiliated person, an executive officer or controlling shareholder of the Company or any subsidiary or participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. In addition, to be considered independent, a person may not have a lending relationship with the Company or any subsidiary, other than permitted by banking regulators.

Each member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Upon determination by the Board of Directors that any member fully qualifies as a financial expert as defined by the Securities and Exchange Commission, at least one such member will be appointed to the audit committee. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the audit committee shall be appointed and may be replaced by the Board of Directors.

Meetings

The  audit  committee  shall  meet as  often  as it  determines,  but  not  less frequently than three times annually. The audit committee shall meet periodically with the independent auditors in executive session to discuss pertinent matters and to determine that there have been no restrictions placed by management on the scope of their examination. The audit committee may request any officer or employee of the Company or the Company's outside counsel, independent auditor, or consultant to attend any meeting of the committee.

Committee Authority and Responsibilities

The audit committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The audit committee shall be directly responsible for the compensation and oversight of the independent auditor (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the audit committee.

The audit committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms of such arrangements) to be performed for the Company or any subsidiary, subject to the de minimus exceptions for non-audit services described in the Securities Exchange Act of 1934, as amended, which are approved by the audit committee prior to the completion of the audit.

The audit committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the audit committee for such services.

Financial Statement and Disclosure Matters

The Audit Committee shall:

     o Discuss with the independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     o Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis.

     o Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q and earnings press releases.

     o Ensure that the required certifications by the Chief Executive Officer and the Chief Financial Officer are contained in Form 10-K and Form 10-Q.

     o Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's application of account principles or internal controls.

     o Review and discuss with management and the independent auditor the effect of any significant regulatory or accounting changes as well as any off-balance sheet structures that may affect the Company's financial reporting.

     o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     o Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     o Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

     o Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

     o Establish procedures for the receipt, retention and treatment of complaints received from employees of the Company or subsidiaries regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Discuss with management and independent auditor any correspondence with or from regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     o Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing laws and regulations as the audit committee or the Board deems necessary or appropriate.

Limitation of Audit Committee's Role

While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Annual Review of Audit Committee Charter

The audit committee charter shall be reviewed at least annually.

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION                       REVOCABLE PROXY
HARLEYSVILLE, PENNSYLVANIA

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARLEYSVILLE SAVINGS FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 26, 2005 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of Harleysville Savings Financial Corporation (the "Company"), hereby appoints the Board of Directors, or any successors in their respective positions, as proxy, with full powers of substitution, and hereby authorizes the Board to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on December 3, 2004 at the Annual Meeting of Stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on January 26, 2005 at 9:30 a.m., local time, or any adjournment thereof.

1.   ELECTION OF DIRECTORS.

     Nominees for a three year term: Philip A. Clemens, Edward J. Molnar and Charlotte A. Hunsberger

     Nominee for a one year term: James L. Rittenhouse

     FOR all nominees listed above            WITHHOLD AUTHORITY (to
     (except as marked to the                 vote for all nominees
     contrary below)[_]                       listed above )[_]

INSTRUCTIONS: To withhold authority to vote for any one or more individual nominee, write the name of such nominee(s) in the space provided below:

--------------------------------------------------------------------------------


2. Proposal to ratify the appointment of Deloitte & Touche as the Company's independent auditors for the year ending September 30, 2005.

      [_]FOR                   [_] AGAINST                  [_] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

     If not otherwise specified, this proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors named in Proposal 1, FOR ratification of the independent auditors in Proposal 2 and otherwise at the discretion of the proxies. In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting and upon such other business as may properly come before this meeting. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.


                                        The  undersigned   hereby   acknowledges
                                        receipt of a Notice of Annual Meeting of
                                        Stockholders  of  Harleysville   Savings
                                        Financial Corporation, to be held on January 26, 2005, or any adjournment thereof, and a Proxy Statement for the Annual Meeting, prior to the signing of this proxy.

                                        Date:_____________________

                                        Signature:________________

                                        Signature:________________


                                        Please sign exactly as your name(s) appear(s) on this Proxy. When signing in a representative capacity, please give title. When shares are held jointly, both should sign.

                                        PLEASE MARK,  SIGN,  DATE AND RETURN THE
                                        PROXY CARD  PROMPTLY  USING THE ENCLOSED
                                        ENVELOPE.